SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 14, 2003


                                HORIZON PCS, INC.

             (Exact name of registrant as specified in its charter)

               Delaware                               333-51240                            31-1707839
    (State or other jurisdiction of           (Commission File Number)          (IRS Employer Identification No.)
            incorporation)



          68 East Main Street
           Chillicothe, Ohio                         45601-0480
         (Address of principal                       (Zip Code)
          executive offices)


       (Registrant's telephone number including area code) (740) 772-8200

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements.

         Not Applicable.

     (b) Pro Forma Financial Information.

         Not Applicable.

     (c) Exhibits.

Exhibit
Number            Description
-------           -----------
99.1              Press Release dated May 14, 2003.


ITEM 9. REGULATION FD DISCLOSURE.

     On May 14, 2003, Horizon PCS, Inc. (the "Horizon PCS") issued a press release regarding its financial results for the first quarter. Horizon PCS hereby incorporates by reference herein the information set forth in its Press Release dated May 14, 2003, a copy of which is annexed hereto as Exhibit 99.1.

     Any statement in the attached press release that is not a statement of historical fact may be deemed to be a forward-looking statement, which involves known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially and significantly different from any future results, performance or achievements expressed or implied by such forward-looking statements. For example, the Company's network expansion could be delayed. For further information on the risks inherent in the Company's business see "Risk Factors" in the Company's Form 10-K for the year ended December 31, 2002, and the Company's Form 10-Q filed on May 14, 2003.



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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     HORIZON PCS, INC.

Date:   May 14, 2003                 By: /s/ Peter M. Holland
                                         ---------------------------------------
                                         Peter M. Holland
                                         Chief Financial Officer
                                         (Principal Financial and
                                         Accounting Officer)



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


                                  EXHIBIT INDEX


Exhibit
Number                     Description
-------                    -----------
99.1                       Press Release dated May 14, 2003






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